UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2024 (September 25, 2024)

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Enter into a Materially Definitive Agreement.

As disclosed in the original Current Report on Form 8-K that Banzai International, Inc. (the “Company”) filed on September 25, 2024 (the “Original 8K”), from August 23, 2024 to September23, 2024 the Company entered into various agreements to reorganize outstanding debt from certain creditors (collectively, the “Creditors”) into shares of the Company’s Class A Common Stock (the “Shares”) (collectively, the “Debt Reorganization”). The Shares issued as part of the Debt Reorganization are a mix of Shares that are to be registered with the Securities and Exchange Commission (the “SEC”) in a registration statement on Form S-1 and Shares that are exempt from registration. As of September 24, the Company has issued an aggregate of 71,704 Shares to the Creditors in exchange for the cancellation of an aggregate of $467,224.76 of debt.

We are filing this Amendment to the Original 8K to file Exhibit A to the Second Amendment to Loan Agreement, which was filed as Exhibit 10.19 to the Original 8K. Exhibit A is the redlined Second Amendment to the Loan Agreement, marked to show the changes made to the prior loan agreement, and was inadvertently omitted from Exhibit 10.19 in the Original 8K.

A copy of the complete Second Amendment to the Loan Agreement is attached hereto as an Exhibit and is incorporated by reference herein. The foregoing summary of the terms of the agreement does not purport to be a complete description of the document described in this report and is qualified in its entirety by such documents.

This report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.4	Loan Agreement, dated February 19, 2021, by and among the Company, Joseph P. Davy as an Individual Guarantor, Demio, Inc., as an Individual Guarantor and CP BF Lending, LLC, as Lender (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
10.19	Second Amendment to Loan Agreement by and among the Company, Demio Holding Inc., Banzai Operating Co. LLC and CP BF Lending, LLC, as Lender dated as of September 23, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/Joseph Davy
Joseph Davy
Chief Executive Officer